Exhibit 99.1
KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
BofA Securities, Inc.
Barclays Capital Inc.
Credit Suisse Securities (USA) LLC
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Navient Private Education Refi Loan Trust 2022-A – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “2022-A Loan Tape Formatted 1B.xlsx” (the “Data File”), provided by the Company on December 23, 2021, containing information on 14,383 student loans (the “Student Loans”) as of December 21, 2021 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2022-A. The Company is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, “First Payment Dates” were within two (2) days, and “Remaining Terms” were within one (1) month.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.
•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system (e.g. repayment schedule, payment history, interest rate, original loan balance, etc.) for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (https://ifap.ed.gov/ilibrary/document-types/federal-school-code-list).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/understand-aid/types/international#participating-schools).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information of certain Selected Student Loans extracted from the FDR System.
•
The term “FNI Data Supplement” means an electronic file that the Company informed us was extracted from the FDR System, containing certain information such as school type, school name, and school degree for the Selected Student Loans.

•	The term “Loan Files” means the following information sources provided by the Company:
−	Loan Agreement
−	Earnest Internal Tool Account Number Page
−	Verify Report Page
−	Application Underwriting Snapshot Page
−	Title IV Federal School Code List
−	Accredited Programs List
−	Amortized Payment History Schedule
−	FNI Data Supplement
−	“Principal” field in the CARES System, and
−
the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

2

The Loan Files were represented by the Company to be copies of the original Loan Files or electronic records contained within the respective system or website.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit C.
•	The term “Provided Information” means the Loan Files and Instructions.
The procedures we were instructed by the Company to perform and the associated findings are as follows:
A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 359 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan Files documents are listed in the order of priority.

Attributes	Loan Files/Instructions
Loan Number	For “Earnest Refi” loans: Earnest Internal Tool Account Number Page or “ACCOUNT NUMBER” field on #CU4 Screen For “Navi Refi” loans: “ACCOUNT NUMBER” field on #CU4 Screen
Loan Type	For “Earnest Refi” loans: Loan Agreement, Earnest Internal Tool Account Number Page For “Navi Refi” loans: “CURRENT STRATEGY” field on #NM ST Screen, and Instructions
Borrower State	“Address” field on #BS1 Screen or any notations related to address changes on #CIS Screen
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions
Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen

3

Attributes	Loan Files/Instructions
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen
For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen, notation of status change on #CIS Screen, and Instructions
School Type
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions
For “Navi Refi” loans: “Underwritten Education Is Undergraduate” field in the FNI Data Supplement

School Name
For “Earnest Refi” loans: “Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.
For “Navi Refi” loans: “Underwritten Education School Name” field in the FNI Data Supplement.
Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.

School Degree
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions.
For “Navi Refi” loans: “Underwritten Education Degree” field in the FNI Data Supplement.

4

Attributes	Loan Files/Instructions
Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen
We found such information to be in agreement except as listed in Exhibit B. Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 14,383 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).
The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, California
January 19, 2022
5

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2022A001	39	2022A039	77	2022A077	115	2022A115	153	2022A153
2	2022A002	40	2022A040	78	2022A078	116	2022A116	154	2022A154
3	2022A003	41	2022A041	79	2022A079	117	2022A117	155	2022A155
4	2022A004	42	2022A042	80	2022A080	118	2022A118	156	2022A156
5	2022A005	43	2022A043	81	2022A081	119	2022A119	157	2022A157
6	2022A006	44	2022A044	82	2022A082	120	2022A120	158	2022A158
7	2022A007	45	2022A045	83	2022A083	121	2022A121	159	2022A159
8	2022A008	46	2022A046	84	2022A084	122	2022A122	160	2022A160
9	2022A009	47	2022A047	85	2022A085	123	2022A123	161	2022A161
10	2022A010	48	2022A048	86	2022A086	124	2022A124	162	2022A162
11	2022A011	49	2022A049	87	2022A087	125	2022A125	163	2022A163
12	2022A012	50	2022A050	88	2022A088	126	2022A126	164	2022A164
13	2022A013	51	2022A051	89	2022A089	127	2022A127	165	2022A165
14	2022A014	52	2022A052	90	2022A090	128	2022A128	166	2022A166
15	2022A015	53	2022A053	91	2022A091	129	2022A129	167	2022A167
16	2022A016	54	2022A054	92	2022A092	130	2022A130	168	2022A168
17	2022A017	55	2022A055	93	2022A093	131	2022A131	169	2022A169
18	2022A018	56	2022A056	94	2022A094	132	2022A132	170	2022A170
19	2022A019	57	2022A057	95	2022A095	133	2022A133	171	2022A171
20	2022A020	58	2022A058	96	2022A096	134	2022A134	172	2022A172
21	2022A021	59	2022A059	97	2022A097	135	2022A135	173	2022A173
22	2022A022	60	2022A060	98	2022A098	136	2022A136	174	2022A174
23	2022A023	61	2022A061	99	2022A099	137	2022A137	175	2022A175
24	2022A024	62	2022A062	100	2022A100	138	2022A138	176	2022A176
25	2022A025	63	2022A063	101	2022A101	139	2022A139	177	2022A177
26	2022A026	64	2022A064	102	2022A102	140	2022A140	178	2022A178
27	2022A027	65	2022A065	103	2022A103	141	2022A141	179	2022A179
28	2022A028	66	2022A066	104	2022A104	142	2022A142	180	2022A180
29	2022A029	67	2022A067	105	2022A105	143	2022A143	181	2022A181
30	2022A030	68	2022A068	106	2022A106	144	2022A144	182	2022A182
31	2022A031	69	2022A069	107	2022A107	145	2022A145	183	2022A183
32	2022A032	70	2022A070	108	2022A108	146	2022A146	184	2022A184
33	2022A033	71	2022A071	109	2022A109	147	2022A147	185	2022A185
34	2022A034	72	2022A072	110	2022A110	148	2022A148	186	2022A186
35	2022A035	73	2022A073	111	2022A111	149	2022A149	187	2022A187
36	2022A036	74	2022A074	112	2022A112	150	2022A150	188	2022A188
37	2022A037	75	2022A075	113	2022A113	151	2022A151	189	2022A189
38	2022A038	76	2022A076	114	2022A114	152	2022A152	190	2022A190

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-1

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2022A191	229	2022A229	267	2022A267	305	2022A305	343	2022A343
192	2022A192	230	2022A230	268	2022A268	306	2022A306	344	2022A344
193	2022A193	231	2022A231	269	2022A269	307	2022A307	345	2022A345
194	2022A194	232	2022A232	270	2022A270	308	2022A308	346	2022A346
195	2022A195	233	2022A233	271	2022A271	309	2022A309	347	2022A347
196	2022A196	234	2022A234	272	2022A272	310	2022A310	348	2022A348
197	2022A197	235	2022A235	273	2022A273	311	2022A311	349	2022A349
198	2022A198	236	2022A236	274	2022A274	312	2022A312	350	2022A350
199	2022A199	237	2022A237	275	2022A275	313	2022A313	351	2022A351
200	2022A200	238	2022A238	276	2022A276	314	2022A314	352	2022A352
201	2022A201	239	2022A239	277	2022A277	315	2022A315	353	2022A353
202	2022A202	240	2022A240	278	2022A278	316	2022A316	354	2022A354
203	2022A203	241	2022A241	279	2022A279	317	2022A317	355	2022A355
204	2022A204	242	2022A242	280	2022A280	318	2022A318	356	2022A356
205	2022A205	243	2022A243	281	2022A281	319	2022A319	357	2022A357
206	2022A206	244	2022A244	282	2022A282	320	2022A320	358	2022A358
207	2022A207	245	2022A245	283	2022A283	321	2022A321	359	2022A359
208	2022A208	246	2022A246	284	2022A284	322	2022A322
209	2022A209	247	2022A247	285	2022A285	323	2022A323
210	2022A210	248	2022A248	286	2022A286	324	2022A324
211	2022A211	249	2022A249	287	2022A287	325	2022A325
212	2022A212	250	2022A250	288	2022A288	326	2022A326
213	2022A213	251	2022A251	289	2022A289	327	2022A327
214	2022A214	252	2022A252	290	2022A290	328	2022A328
215	2022A215	253	2022A253	291	2022A291	329	2022A329
216	2022A216	254	2022A254	292	2022A292	330	2022A330
217	2022A217	255	2022A255	293	2022A293	331	2022A331
218	2022A218	256	2022A256	294	2022A294	332	2022A332
219	2022A219	257	2022A257	295	2022A295	333	2022A333
220	2022A220	258	2022A258	296	2022A296	334	2022A334
221	2022A221	259	2022A259	297	2022A297	335	2022A335
222	2022A222	260	2022A260	298	2022A298	336	2022A336
223	2022A223	261	2022A261	299	2022A299	337	2022A337
224	2022A224	262	2022A262	300	2022A300	338	2022A338
225	2022A225	263	2022A263	301	2022A301	339	2022A339
226	2022A226	264	2022A264	302	2022A302	340	2022A340
227	2022A227	265	2022A265	303	2022A303	341	2022A341
228	2022A228	266	2022A266	304	2022A304	342	2022A342

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-2

Exhibit B – Exception List

Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Loan Files
237	2022A237	School Degree	masters_other	masters_arts
242	2022A242	First Payment Date	4/9/2017	3/30/2017
243	2022A243	First Payment Date	3/27/2017	3/23/2017

B-1

Exhibit C – Instructions

Attribute	Instructions
Loan Type
For “Navi Refi” loans, Loan Type is considered to be:
•     Fixed rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “E” or “D,”
•     Variable rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “V” or “R.”

Payment Frequency
Payment Frequency is considered to be:
•     “Bi-Weekly” if the 45th position of the “MISC 13” field on the #NM CS Screen is “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “0,”
•     “Monthly” if the 45th position of the “MISC 13” field on the #NM CS Screen is not “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “A” or “J.”

Loan Status
Loan Status is considered to be “active” if:
(i)    the “CURR LOAN STAT” field on the #EDH Screen is “RPMT” and the “MISC FIELD 2” column on the #BS3 Screen is “D0000,”
(ii)   the “CURR LOAN STAT” field on the #EDH Screen is “FORB, FORD, or SSFP” and the “MISC FIELD 2” column on the #BS3 Screen is “P0000”
(iii)   the “STAT” column on the #EDH Screen does not begin with letter “P.” or,
(iv)   the “FIRST ACTIVE DATE” field on the #NM MN Screen is prior to the cutoff date

Current Principal Balance
Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):
a)   Compare to the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen.
b)    Compare to the amount in the “CUR BAL” field on the #BS Screen.
c)    Compare to the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.
d)    Recompute the Current Principal Balance as follows:
i.    Add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen) to the “ACCOUNT BALANCE” column on the #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen), applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen), or

C-1

Attribute	Instructions

  applicable disbursement return amount (shown under the “MEMO TEXT” field on the #CMS Screen);
ii.   Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,
iii.   Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term
Recompute as follows:
(i)   Subtract the Cutoff Date from either (1) the date one month after the maturity date indicated on the #EDH Screen, or (2) the date indicated in the notation of status change on the #CIS Screen.
(ii)   Divide the result by the average number of days in a month (i.e., 30.4375).
If the Cutoff Date was later than the due date indicated on the #EDH Screen, subtract one month from (ii).

School Type
For “Earnest Refi” loans, School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

School Name
For “Earnest Refi” loans, School Name is considered to be “NULL” if (i) the school name in the “underwritten_education_school_name” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

School Name appearing in Title IV Federal Aid Programs
Instructions are listed in order of priority until the attribute was agreed:
a)   Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.
b)   Compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

C-2

Attribute	Instructions

c)   Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.
d)   Observe whether the school name under the “underwritten_education_ school_name” field in the Data File:
(i)   appears in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page for “Earnest Refi” loans; or,
(ii)   appears in the “Underwritten Education School Name” field in the FNI Data Supplement for “Navi Refi” loans.
In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school or “NULL,” observe if the “is_parent_plus” field in the Data File indicates “Yes,” which represents Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education is high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.
In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree
For “Earnest Refi” loans, School Degree is considered to be:
•    “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.
•    “NULL” if (i) the school name in the “underwritten_education_ degree” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

C-3